UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2023

Aemetis, Inc.
(Exact name of registrant as specified in its charter)

______________

Delaware	001-36475	26-1407544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, California 95014
(Address of Principal Executive Office) (Zip Code)

(408) 213-0940
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Title of class of registered securities Common Stock, par value $0.001 per share	Ticker Symbol AMTX	Name of exchange on which registered NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( 240.12b-2 of this chapter)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Second Waiver and Amendment to Series A Preferred Unit Purchase Agreement

On February 6, 2023, Aemetis Biogas LLC, a Delaware limited liability company (“ABGL”) and Protair-X Americas, a Delaware corporation (the “Purchaser”) entered into a Second Waiver and Amendment to Series A Preferred Unit Purchase Agreement (the “Amendment”) with Third Eye Capital Corporation, an Ontario corporation, as agent for the Purchaser (“Agent” and together with ABGL and Purchaser, the “Parties”), amending that certain Series A Preferred Unit Purchase Agreement, dated December 20, 2018, by and among the Parties.

Pursuant to the Amendment, Agent and Purchaser agreed to waive ABGL’s non-compliance with the requirement that all outstanding Series A Preferred Units of ABGL be redeemed by December 31, 2022, for $116.0 million (the “Full Redemption Provision”). Additionally, the Amendment amended the Full Redemption Provision such that ABGL shall redeem all outstanding Series A Preferred Units of ABGL by paying to the purchaser, in immediately available funds, an aggregate amount equal to $125.0 million (the “Final Redemption Price”), on or before 2:00 p.m. EST on May 31, 2023 (the “Final Redemption Date”). Should the Final Redemption Price not be paid by the Final Redemption Date, the ABGL agrees to execute and be bound by a credit agreement in the form attached to the Amendment with the Agent and Purchaser, effective June 1, 2023.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent required, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of the Exhibit

10.1	Second Waiver and Amendment to Series A Preferred Unit Purchase Agreement, dated as of February 6, 2023, by and among Aemetis Biogas LLC, Protair-X Americas, Inc. and Third Eye Capital Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aemetis, Inc.

February 9, 2023	By:	/s/ Eric A. McAfee
Eric A. McAfee
Chief Executive Officer